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                           AGREEMENT OF JOINT FILING

     Walton Street Capital Acquisition Co., L.L.C., WIG 85-III Partners, FMG Acquisition I, L.L.C. and Insignia Financial Group, Inc. hereby agree that the Statement on Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Statement, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.



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Dated:  January 3, 1996.                                    WALTON STREET CAPITAL ACQUISITION CO., L.L.C.

                                                            By:  /s/ Ira Schulman
                                                                 ------------------------------------------
                                                                 Ira Schulman
                                                                 Managing Principal


                                                            WIG 85-III PARTNERS
                                                            By:  Walton Street Capital Acquisition Co., L.L.C.


                                                            By:  /s/ Ira Schulman
                                                                 ------------------------------------------
                                                                 Ira Schulman
                                                                 Managing Principal


                                                            FMG ACQUISITION I, L.L.C.


                                                            By:  /s/ Jeffrey Goldberg
                                                                 -----------------------------------------
                                                                 Jeffrey Goldberg
                                                                 In his capacity as Manager


                                                            INSIGNIA FINANCIAL GROUP, INC.


                                                            By:  /s/ Ronald Uretta
                                                                 -----------------------------------------
                                                                 Ronald Uretta
                                                                 Chief Financial Officer




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